UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 -   Report to Stockholders


MuniHoldings
Insured Fund II, Inc.


Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



MuniHoldings Insured Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of September 30, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 7.45%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



A Letter From the President


Dear Shareholder


Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:


Total Returns as of September 30, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                          +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                               +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)            +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                        +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)             +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided a competitive return and above-average yield as we continued to shift our emphasis further out on the yield curve, favoring bonds with maturities longer than 20 years.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally declined as their prices, which move in the opposite direction, increased. The rise in bond prices came in response to several favorable factors, including moderating U.S. economic growth, slowing foreign economies, modest inflation, and strong demand from Asian governments for U.S. Treasury securities. Late in the period, the devastation of Hurricane Katrina throughout the U.S. Gulf Coast prompted a particularly strong rally in the bond market. The resultant higher energy prices and expected declines in consumer confidence and spending pushed longer-term interest rates downward.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.75% by period-end. As short-term interest rates moved higher in concert with Fed interest rate hikes and longer-term bond yields held steadier or declined, the yield curve continued to flatten. During the past 12 months, 30-year U.S. Treasury bond yields declined 68 basis points (.68%) to 4.57% while 10-year Treasury note yields rose 20 basis points to 4.34%. Tax-exempt bond yields exhibited a similar pattern during the year. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined by 48 basis points to 4.22% while the yield on AAA-rated bonds maturing in 10 years rose by 26 basis points to 3.73%.

Historically low tax-exempt bond yields have continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $402 billion in new long-term tax-exempt bonds was issued, an 11.2% increase over the previous year's total of $361 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% on a year-over-year basis. The refunding issues have been heavily weighted in the 10-year--20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal bonds remained generally positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through August 31, 2005, net new cash flows into long-term municipal bond funds exceeded $5.7 billion - a significant improvement from the $12.4 billion net outflow seen during the same period in 2004. Weekly figures for September, as reported by AMG Data Service, pointed to continued positive cash flows.

Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for the new cash inflows. During September, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse their prior underperformance. The ratio of tax-exempt bond yields to taxable bond yields remains above recent historic averages. We believe the attractive relative yields should continue to attract both traditional and nontraditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricane Katrina and Hurricane Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by Katrina is not likely to disrupt the tax-exempt market in the near future.


How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2005, the Common Stock of MuniHoldings Insured Fund II, Inc. had net annualized yields of 6.16% and 6.30%, based on a year-end per share net asset value of $14.23 and a per share market price of $13.90, respectively, and $.876 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.35%, based on a change in per share net asset value from $14.41 to $14.23, and assuming reinvestment of all distributions.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



The Fund's total return, based on net asset value, outpaced the +5.24% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) Fund performance was primarily influenced by our yield curve strategy. For most of the period, we were overweight bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed shorter-term issues. However, we limited our exposure to bonds with maturities of 30 years and longer because of their heightened interest rate risk. This detracted somewhat from relative performance as bonds maturing past 30 years were the municipal market's best performers.

In an effort to preserve the Fund's competitive yield, we maintained our holdings in five-year - 10-year prerefunded bonds, which offered higher accrual rates than currently available in the low-yield environment. This benefited the Fund's yield, but hampered its total return somewhat as rates on bonds with maturities of 15 years and shorter rose (and their prices correspondingly fell).

For the six-month period ended September 30, 2005, the total investment return on the Fund's Common Stock was +3.38%, based on a change in per share net asset value from $14.21 to $14.23, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. With the yield curve flattening, we continued to shift our emphasis further out on the curve, favoring bonds with maturity dates of 20 years and longer while reducing our exposure to 15-year and 20-year bonds. New purchases were concentrated on issuers that we believed were more likely to defease their existing debt to help close budget gaps. When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly. Massachusetts, California and New Jersey are three such state issuers that have been aggressive in this strategy.

For the six months ended September 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.32% for Series A, 2.28% for Series B and 2.34% for Series C. Continued short-term interest rate increases by the Fed have continued to boost the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Although we believe the majority of the Fed's actions have already occurred, additional rate hikes are expected until at least year-end. Nevertheless, the Fund's borrowing costs have remained historically very low, and the leveraging of Preferred Stock has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.02% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and neutrally positioned with regard to interest rate risk. We continue to emphasize a competitive yield and preservation of the portfolio's net asset value. Although we have begun to restructure the portfolio by purchasing bonds with slightly longer maturity dates, the securities added in recent months have tended to be premium-coupon bonds with defensive characteristics, allowing us to extend our average duration while still maintaining a fairly conservative approach.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


October 10, 2005



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Proxy Results


During the six-month period ended September 30, 2005, MuniHoldings Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2005. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:             Robert C. Doll, Jr.        14,066,426          687,597
                                              Joe Grills                 14,064,422          689,601
                                              Herbert I. London          14,062,440          691,583
                                              Roberta Cooper Ramo        14,061,516          692,507
                                              Stephen B. Swensrud        14,063,466          690,557




During the six-month period ended September 30, 2005, MuniHoldings Insured
Fund II, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2005. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors:    Robert C. Doll, Jr.          5,135                4
                                              James H. Bodurtha            5,135                4
                                              Joe Grills                   5,135                4
                                              Herbert I. London            5,135                4
                                              Roberta Cooper Ramo          5,130                9
                                              Robert S. Salomon, Jr.       5,135                4
                                              Stephen B. Swensrud          5,130                9


Portfolio Information as of September 30, 2005


Quality Ratings by                      Percent of
S&P/Moody's                         Total Investments

AAA/Aaa                                    89.6%
AA/Aa                                       3.3
A/A                                         4.4
BBB/Baa                                     1.9
Other*                                      0.8

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Alabama--1.2%

  $ 3,580    Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5.50% due 1/01/2022       $    3,863


Alaska--1.3%

    2,000    Anchorage, Alaska, Water Revenue Refunding
                Bonds, 6% due 9/01/2024 (a)                               2,200
    1,700    Matanuska-Susitna Boro, Alaska, GO, Series A,
                6% due 3/01/2010 (d)(e)                                   1,889


Arkansas--2.1%

    6,105    Arkansas State Development Finance Authority,
                M/F Mortgage Revenue Refunding Bonds, DRIVERS,
                Series 964Z, 7.638% due 6/01/2010 (d)(f)(i)               6,700


California--36.2%

    5,355    California Pollution Control Financing Authority, PCR,
                Refunding, DRIVERS, AMT, Series 878Z, 7.617%
                due 12/01/2009 (d)(i)                                     6,183
             California State Department of Water Resources,
                Power Supply Revenue Bonds, Series A:
    6,865           5.375% due 5/01/2017 (j)                              7,493
    5,400           5.25% due 5/01/2020                                   5,816
    5,790           5.375% due 5/01/2022                                  6,302
    4,675    California State, GO, Refunding, RIB, AMT,
                Series 777X, 7.70% due 12/01/2021 (d)(i)                  4,849
    3,000    California State Public Works Board, Lease Revenue
                Bonds (Department of General Services--Capitol
                East End Complex), Series A, 5% due 12/01/2027 (a)        3,108
    2,100    California State, Various Purpose, GO, 5.50%
                due 4/01/2028                                             2,316
             Cerritos, California, Community College District, GO
                (Election of 2004), Series A (d):
      110           5% due 8/01/2025                                        115
       85           5% due 8/01/2026                                         89
    2,800    Compton, California, Unified School District, GO
                (Election of 2002), Series B, 5.50%
                due 6/01/2025 (d)                                         3,092
    2,405    Dixon, California, Unified School District, GO (Election
                of 2002), 5.20% due 8/01/2044 (c)                         2,519
             East Side Union High School District, California, Santa
                Clara County, GO (Election of 2002), Series D (j):
    2,185           5% due 8/01/2020                                      2,335
    8,460           5% due 8/01/2029                                      8,847
             Los Angeles, California, Unified School District, GO:
    3,400       (Election of 1997), Series F, 5% due 1/01/2028 (b)        3,564
   10,110       Series A, 5% due 1/01/2028 (d)                           10,597
    3,050       Series E, 5% due 7/01/2025 (a)                            3,226
    4,240    Modesto, California, Schools Infrastructure
                Financing Agency, Special Tax Bonds, 5.50%
                due 9/01/2036 (a)                                         4,653



     Face
   Amount    Municipal Bonds                                              Value

California (concluded)

  $ 5,000    Port of Oakland, California, Revenue Refunding
                Bonds, AMT, Series L, 5.375%
                due 11/01/2027 (b)                                   $    5,346
    1,500    Port of Oakland, California, Trust Receipts,
                Revenue Bonds, AMT, Class R, Series K,
                8.37% due 11/01/2021 (b)(i)                               1,726
    2,985    Roseville, California, Joint Union High School
                District, GO (Election of 2004), Series A, 5%
                due 8/01/2029 (b)                                         3,124
    2,130    Sacramento, California, City Financing Authority,
                Capital Improvement Revenue Bonds (911 Call
                Center and Other Municipal Projects), 5%
                due 12/01/2027 (a)                                        2,220
    5,075    San Francisco, California, City and County, GO
                (California Academy of Sciences Improvements),
                Series E, 5% due 6/15/2022 (d)                            5,372
    1,250    San Francisco, California, City and County Airport
                Commission, International Airport, Special
                Facilities Lease Revenue Bonds (SFO Fuel
                Company LLC), AMT, Series A, 6.10%
                due 1/01/2020 (c)                                         1,341
    3,800    San Jose, California, GO (Libraries, Parks and
                Public Safety Projects), 5% due 9/01/2030 (d)             3,961
    4,620    Tustin, California, Unified School District, Senior Lien
                Special Tax Bonds (Community Facilities District
                No. 97-1), Series A, 5% due 9/01/2038 (c)                 4,759
             University of California Revenue Bonds (Multiple
                Purpose Projects), Series Q (c):
    3,000           5% due 9/01/2022                                      3,150
    6,710           5% due 9/01/2031                                      6,984
    5,060    William S. Hart Union High School District,
                California, Capital Appreciation, GO (Election of
                2001), Series B, 4.70%** due 9/01/2023 (c)                2,167


Colorado--3.7%

             Aurora, Colorado, COP (a):
    3,055           5.75% due 12/01/2019                                  3,369
    3,230           5.75% due 12/01/2020                                  3,548
      365    Colorado HFA, Revenue Refunding Bonds
                (S/F Program), AMT, Senior Series A-2, 7.50%
                due 4/01/2031                                               389
    4,000    Colorado Health Facilities Authority, Hospital
                Revenue Refunding Bonds (Poudre Valley Health
                Care), Series A, 5.75% due 12/01/2009 (c)(e)              4,417


Connecticut--0.9%

    2,770    Connecticut State, GO, Series D, 5%
                due 12/01/2024 (d)                                        2,941



Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Florida--0.2%

  $ 3,670    Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%**
                due 10/01/2037 (d)                                   $      707


Georgia--1.0%

    3,000    Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2034 (c)                                  3,229


Idaho--0.3%

      905    Idaho Housing and Finance Association,
                S/F Mortgage Revenue Bonds, AMT, Series E, 6%
                due 1/01/2032                                               909


Illinois--10.0%

             Chicago, Illinois, GO, Series A (b)(e):
   18,130           6% due 7/01/2010                                     20,413
    2,185           (Neighborhoods Alive 21 Program), 6%
                    due 7/01/2010                                         2,460
    3,650    Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, DRIVERS, AMT, Series 845-Z,
                8.906% due 1/01/2012 (d)(i)(j)                            4,527
    4,020    Counties of Madison, Jersey, Macoupin, Calhoun,
                Morgan, Scottand Greene and State of Illinois,
                Community College District Number 536
                (Lewis & Clark), GO (Alternate Revenue Source),
                Series 2005B, 5.25% due 11/01/2030 (c)                    4,319
      125    Lake, Cook, Kane and McHenry Counties, Illinois,
                Community Unit School District No. 220, GO, 6%
                due 12/01/2020 (b)                                          139


Indiana--4.2%

    3,000    Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25% due 6/01/2029 (b)          3,218
    9,280    Shelbyville, Indiana, Elementary School Building
                Corporation Revenue Bonds, First Mortgage,
                5.75% due 1/15/2009 (c)(e)                               10,105


Kansas--2.1%

    3,510    Kansas State Development Finance Authority, Health
                Facilities Revenue Bonds (Sisters of Charity
                Leavenworth), Series J, 6.125% due 12/01/2020             3,856
    2,805    Sedgwick and Shawnee Counties, Kansas,
                S/F Mortgage Revenue Bonds, AMT, Series A-2,
                6.20% due 12/01/2033 (g)(k)                               2,861


Louisiana--0.7%

    2,000    Louisiana Local Government, Environmental Facilities,
                Community Development Authority Revenue Bonds
                (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         2,176


Massachusetts--12.3%

    5,865    Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A, 5%
                due 7/01/2035                                             6,040
    5,440    Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series A, 5.15%
                due 7/01/2026 (c)                                         5,489
   10,565    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (c)                                        11,094
   15,000    Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds, 5.25% due 1/01/2014 (b)(e)            16,527



     Face
   Amount    Municipal Bonds                                              Value

Michigan--2.2%

  $ 1,000    Michigan State Hospital Finance Authority, Revenue
                Refunding Bonds (Mercy-Mount Clemens), Series A,
                6% due 5/15/2014 (d)                                 $    1,092
             Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds, DRIVERS, AMT (i)(j):
    2,500           Series 857Z, 8.206% due 3/01/2010                     2,819
    1,000           Series 858Z, 7.908% due 12/01/2011                    1,138
    1,500    Saint Clair County, Michigan, Economic Revenue
                Refunding Bonds (Detroit Edison Company), RIB,
                Series 282, 9.74% due 8/01/2024 (a)(i)                    1,798


Minnesota--4.4%

             Prior Lake, Minnesota, Independent School District
                Number 719, GO (c):
    2,555           5.50% due 2/01/2016                                   2,759
    1,830           5.50% due 2/01/2017                                   1,973
    3,570           5.50% due 2/01/2018                                   3,849
    2,840           5.50% due 2/01/2019                                   3,062
    2,185    Sauk Rapids, Minnesota, Independent School
                District Number 47, GO, Series A, 5.625%
                due 2/01/2018 (d)                                         2,398


Nebraska--1.9%

             Omaha Convention Hotel Corporation, Nebraska,
                Convention Center Revenue Bonds, First Tier,
                Series A (a):
    1,410           5.50% due 4/01/2020                                   1,546
    3,985           5.50% due 4/01/2022                                   4,370


Nevada--3.9%

    1,750    Clark County, Nevada, IDR (Power Company Project),
                AMT, Series A, 6.70% due 6/01/2022 (b)                    1,761
      185    Nevada Housing Division, S/F Mortgage Revenue
                Bonds, AMT, Series A-2, 6.30% due 4/01/2022 (d)             187
             Truckee Meadows, Nevada, Water Authority, Water
                Revenue Bonds, Series A (c):
    5,000           5.50% due 7/01/2018                                   5,473
    4,445           5.50% due 7/01/2019                                   4,865


New Jersey--9.8%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
    8,590           5.75% due 6/15/2029                                   9,133
    6,200           5.75% due 6/15/2034                                   6,852
   11,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (d)                 11,863
    3,000    New Jersey State Turnpike Authority, Turnpike
                Revenue Bonds, Series C, 5% due 1/01/2030 (c)             3,166


New Mexico--1.6%

    5,000    Farmington, New Mexico, PCR, Refunding (Public
                Service Company of San Juan), Series C, 5.70%
                due 12/01/2016 (a)                                        5,246


New York--18.1%

             Metropolitan Transportation Authority, New York,
                Revenue Bonds:
    8,010           Series A, 5% due 11/15/2019 (a)                       8,623
    1,940           Series B, 5% due 11/15/2030                           2,046
   14,000    Nassau Health Care Corporation, New York, Health
                System Revenue Bonds, 5.75% due 8/01/2009 (c)(e)         15,571



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value


New York (concluded)

  $ 5,000    New York City, New York, GO, Refunding, Series G,
                5.75% due 2/01/2017 (c)                              $    5,119
    6,750    New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A, 5.25%
                due 10/15/2027 (a)                                        7,305
    4,345    New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (d)                                  4,710
      200    New York State Local Government Assistance
                Corporation, Revenue Refunding Bonds, Sub-Lien,
                VRDN, Series A-5V, 2.68% due 4/01/2020 (c)(h)               200
             Tobacco Settlement Financing Corporation of New
                York Revenue Bonds:
    2,000           Series A-1, 5.25% due 6/01/2021 (a)                   2,169
    7,850           Series C-1, 5.50% due 6/01/2017                       8,566
    3,000           Series C-1, 5.50% due 6/01/2021                       3,272


North Carolina--0.5%

    1,445    North Carolina HFA, Home Ownership Revenue
                Bonds, AMT, Series 14-A, 5.35%
                due 1/01/2022 (a)                                         1,497


Ohio--1.0%

    1,745    Aurora, Ohio, City School District, COP, 6.10%
                due 12/01/2009 (d)(e)                                     1,954
    1,000    Kent State University, Ohio, University Revenue
                Bonds, 6% due 5/01/2024 (a)                               1,110


Oklahoma--1.2%

    3,385    Claremore, Oklahoma, Public Works Authority,
                Capital Improvement Revenue Refunding Bonds,
                Series A, 5.25% due 6/01/2027 (c)                         3,670


Pennsylvania--12.7%

    4,480    Lehigh County, Pennsylvania, IDA, PCR, Refunding
                (Pennsylvania Power and Light Utilities Corporation
                Project), 4.75% due 2/15/2027 (b)                         4,548
    5,600    Lycoming County, Pennsylvania, College Authority
                Revenue Bonds (Pennsylvania College of
                Technology), 5.25% due 7/01/2007 (d)(e)                   5,864
    3,000    Pennsylvania State Higher Educational Facilities
                Authority, Revenue Bonds (Slippery Rock University
                Foundation, Inc.), Series A, 5% due 7/01/2037 (j)         3,103
    6,435    Pennsylvania State Higher Educational Facilities
                Authority, State System of Higher Education
                Revenue Bonds, Series O, 5.125%
                due 6/15/2024 (a)                                         6,610
   10,565    Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series A, 5% due 7/01/2027 (c)            11,105
    2,800    Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Refunding Bonds (Guthrie Healthcare
                System), Series A, 5.875% due 12/01/2031                  3,002
             Seneca Valley, Pennsylvania, School District, GO (b):
    1,390       5% due 1/01/2020                                          1,487
    2,260       5% due 1/01/2021                                          2,413
    2,090    Washington County, Pennsylvania, Capital Funding
                Authority Revenue Bonds (Capital Projects and
                Equipment Program), 6.15% due 12/01/2029 (a)              2,228



     Face
   Amount    Municipal Bonds                                              Value

Rhode Island--3.5%

  $ 5,555    Providence, Rhode Island, Redevelopment Agency
                Revenue Refunding Bonds (Public Safety and
                Municipal Buildings), Series A, 5.75%
                due 4/01/2010 (a)(e)                                 $    6,171
    4,685    Rhode Island State Health and Educational Building
                Corporation Revenue Bonds (Rhode Island School
                of Design), Series D, 5.50% due 8/15/2031 (j)             5,128


South Carolina--2.0%

    3,600    Newberry County, South Carolina, School District,
                Installment Purchase Revenue Bonds, 5%
                due 12/01/2027                                            3,725
    2,490    South Carolina Housing Finance and Development
                Authority, Mortgage Revenue Refunding Bonds,
                AMT, Series A-2, 6.35% due 7/01/2019 (c)                  2,658


Tennessee--2.0%

    3,500    Metropolitan Government of Nashville and
                Davidson County, Tennessee, Health and Education
                Facilities Board Revenue Refunding Bonds
                (Ascension Health Credit), Series A, 5.875%
                due 11/15/2009 (a)(e)                                     3,879
    1,080    Tennessee HDA, Revenue Bonds (Homeownership
                Program), AMT, Series 2C, 6% due 7/01/2011                1,102
    1,515    Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series 1,
                6.05% due 7/01/2014 (d)                                   1,535


Texas--10.8%

    1,750    Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), Trust Certificates,
                Second Tier, Series B, 6% due 1/01/2023                   1,869
      500    Bell County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Scott & White
                Memorial Hospital), VRDN, Series B-1, 2.72%
                due 8/15/2029 (d)(h)                                        500
    8,000    Dallas-Fort Worth, Texas, International Airport Revenue
                Bonds, DRIVERS, AMT, Series 778-Z, 7.906%
                due 11/01/2011 (d)(i)                                     9,018
             Dallas-Fort Worth, Texas, International Airport Revenue
                Refunding and Improvement Bonds, AMT, Series A (b):
    1,835           5.875% due 11/01/2017                                 2,017
    2,150           5.875% due 11/01/2018                                 2,363
    2,390           5.875% due 11/01/2019                                 2,627
             El Paso, Texas, Water and Sewer Revenue Refunding
                and Improvement Bonds, Series A (c):
      115           6% due 3/01/2015                                        131
      170           6% due 3/01/2016                                        193
      180           6% due 3/01/2017                                        204
    5,150    Harris County, Texas, Toll Road Senior Lien Revenue
                and Refunding Bonds, Series 2005A, 5.25%
                due 8/15/2035 (c)                                         5,398
    4,734    Houston, Texas, Community College System,
                Participation Interests, COP (Alief Center Project),
                5.75% due 8/15/2022 (d)                                   5,063
    1,850    Midland, Texas, Certificates of Obligation, GO, 6.10%
                due 3/01/2027 (b)                                         2,039
    2,650    Waskom, Texas, Independent School District, GO
                (School Building), 5.25% due 2/15/2035 (c)                2,868



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Utah--0.2%

  $   610    Weber County, Utah, Municipal Building Authority,
                Lease Revenue Refunding Bonds, 5.75%
                due 12/15/2007 (d)(e)                                 $     651


Washington--6.9%

    6,885    Bellevue, Washington, GO, Refunding, 5.50%
                due 12/01/2039 (d)                                        7,531
    3,840    Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         4,068
             Lewis County, Washington, GO, Refunding (a):
    1,805           5.75% due 12/01/2009 (e)                              1,981
    1,640           5.75% due 12/01/2024                                  1,782
    2,500    Seattle, Washington, Municipal Light and Power
                Revenue Bonds, 6% due 10/01/2009 (d)(e)                   2,780
    3,500    Seattle, Washington, Water System Revenue Bonds,
                Series B, 6% due 7/01/2029 (b)                            3,832


West Virginia--2.0%

    6,210    West Virginia State Housing Development Fund,
                Housing Finance Revenue Refunding Bonds,
                Series D, 5.20% due 11/01/2021 (d)                        6,419



     Face
   Amount    Municipal Bonds                                              Value

Wisconsin--0.2%

  $   750    Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Blood Center of
                Southeastern Wisconsin Project), 5.75%
                due 6/01/2034                                        $      795


Puerto Rico--2.1%

    6,225    Puerto Rico Commonwealth, Public Improvement,
                GO, 5.125% due 7/01/2030 (c)                              6,600

             Total Municipal Bonds
             (Cost--$497,944)--163.2%                                   519,088




   Shares
     Held    Short-Term Securities

    3,589    Merrill Lynch Institutional Tax-Exempt Fund (l)              3,589

             Total Short-Term Securities
             (Cost--$3,589)--1.1%                                         3,589

Total Investments (Cost--$501,533*)--164.3%                             522,677
Liabilities in Excess of Other Assets--(0.0%)                             (133)
Preferred Stock, at Redemption Value--(64.3%)                         (204,500)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  318,044
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       501,639
                                                    ===============
    Gross unrealized appreciation                   $        22,252
    Gross unrealized depreciation                           (1,214)
                                                    ---------------
    Net unrealized appreciation                     $        21,038
                                                    ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) FNMA Collateralized.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) XL Capital Insured.

(k) GNMA Collateralized.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                        Net        Dividend
    Affiliate                                         Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund       (12,600)       $81


    Financial futures contracts sold as of September 30, 2005 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Appreciation

      250       10-Year U.S.       December
               Treasury Bond         2005         $27,642          $161


    See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Statement of Net Assets

As of September 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$497,943,652)                       $   519,087,212
           Investments in affiliated securities, at value (identified cost--$3,589,380)                                 3,589,380
           Cash                                                                                                            28,930
           Receivables:
               Securities sold                                                                 $    10,359,683
               Interest                                                                              7,698,893
               Variation margin                                                                         82,031
               Dividends from affiliates                                                                   254         18,140,861
                                                                                               ---------------
           Prepaid expenses                                                                                                 8,296
                                                                                                                  ---------------
           Total assets                                                                                               540,854,679
                                                                                                                  ---------------

Liabilities

           Payables:
               Securities purchased                                                                 17,868,382
               Investment adviser                                                                      199,774
               Dividends to Common Stock shareholders                                                  151,801
               Other affiliates                                                                          5,598         18,225,555
                                                                                               ---------------
           Accrued expenses                                                                                                84,704
                                                                                                                  ---------------
           Total liabilities                                                                                           18,310,259
                                                                                                                  ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share (2,100 Series A
           Shares, 2,100 Series B Shares and 3,980 Series C Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                        204,500,000
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                                  $   318,044,420
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (22,352,426 shares issued and outstanding)                      $     2,235,243
           Paid-in capital in excess of par                                                                           313,735,958
           Undistributed investment income--net                                                $     3,616,928
           Accumulated realized capital losses--net                                               (22,848,681)
           Unrealized appreciation--net                                                             21,304,972
                                                                                               ---------------
           Total accumulated earnings--net                                                                              2,073,219
                                                                                                                  ---------------
           Total--Equivalent to $14.23 net asset value per share of Common Stock
           (market price--$13.90)                                                                                 $   318,044,420
                                                                                                                  ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Statement of Operations

For the Year Ended September 30, 2005
Investment Income

           Interest                                                                                               $    25,394,274
           Dividends from affiliates                                                                                       81,447
                                                                                                                  ---------------
           Total income                                                                                                25,475,721
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     2,910,655
           Commission fees                                                                             521,417
           Accounting services                                                                         176,538
           Transfer agent fees                                                                          61,756
           Professional fees                                                                            59,606
           Printing and shareholder reports                                                             44,989
           Custodian fees                                                                               31,540
           Directors' fees and expenses                                                                 24,350
           Pricing fees                                                                                 21,682
           Listing fees                                                                                 19,117
           Other                                                                                        54,657
                                                                                               ---------------
           Total expenses before waiver and reimbursement                                            3,926,307
           Waiver and reimbursement of expenses                                                      (199,702)
                                                                                               ---------------
           Total expenses after waiver and reimbursement                                                                3,726,605
                                                                                                                  ---------------
           Investment income--net                                                                                      21,749,116
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     11,512,359
               Futures contracts and forward interest rate swaps--net                              (3,221,912)          8,290,447
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                   (12,732,580)
               Futures contracts and forward interest rate swaps--net                                2,347,537       (10,385,043)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (2,094,596)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                     (4,101,460)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    15,553,060
                                                                                                                  ===============

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                   2005                2004
Operations

           Investment income--net                                                              $    21,749,116    $    22,252,027
           Realized gain (loss)--net                                                                 8,290,447           (53,052)
           Change in unrealized appreciation/depreciation--net                                    (10,385,043)             84,198
           Dividends to Preferred Stock shareholders                                               (4,101,460)        (2,034,890)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     15,553,060         20,248,283
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                 (19,580,725)       (19,446,611)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders       (19,580,725)       (19,446,611)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                      (4,027,665)            801,672
           Beginning of year                                                                       322,072,085        321,270,413
                                                                                               ---------------    ---------------
           End of year*                                                                        $   318,044,420    $   322,072,085
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     3,616,928    $     5,549,997
                                                                                               ===============    ===============
                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Financial Highlights

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    14.41    $    14.37   $    14.48   $    13.94   $    12.72
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .97++        1.00++       1.02++         1.03         1.06
           Realized and unrealized gain (loss)--net                    (.09)        --++++        (.17)          .47         1.21
           Dividends and distributions to Preferred Stock
           shareholders:
               Investment income--net                                  (.18)         (.09)        (.10)        (.13)        (.31)
               Realized gain--net                                         --            --           --        --+++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .70           .91          .75         1.37         1.96
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions to Common Stock
           shareholders:
               Investment income--net                                  (.88)         (.87)        (.86)        (.83)        (.74)
               Realized gain--net                                         --            --           --        --+++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions to Common Stock
           shareholders                                                (.88)         (.87)        (.86)        (.83)        (.74)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    14.23    $    14.41   $    14.37   $    14.48   $    13.94
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of year                    $    13.90    $    13.25   $    13.13   $    13.55   $    13.04
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          5.35%         7.12%        5.95%       10.67%       16.43%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                            11.92%         7.80%        3.45%       10.71%       28.87%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement**           1.15%         1.12%        1.14%        1.18%        1.09%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses**                                            1.21%         1.21%        1.23%        1.27%        1.26%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net**                              6.72%         6.93%        7.19%        7.44%        7.83%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders         1.27%          .63%         .69%         .97%        2.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                                5.45%         6.30%        6.50%        6.47%        5.55%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                   1.99%          .99%        1.08%        1.46%        3.36%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Financial Highlights (concluded)

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Stock, end of
           year (in thousands)                                    $  318,044    $  322,072   $  321,270   $  323,678   $  311,505
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                         $  204,500    $  204,500   $  204,500   $  204,500   $  204,500
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         58.19%        45.89%       52.00%       50.73%       61.09%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,555    $    2,575   $    2,571   $    2,583   $    2,523
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      505    $      253   $      268   $      362   $      820
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      494    $      241   $      267   $      338   $      830
                                                                  ==========    ==========   ==========   ==========   ==========
           Series C--Investment income--net                       $      504    $      251   $      271   $      381   $      850
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Based on average shares outstanding.

          ++++ Amount is less than $.01 per share.

           +++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. FAM has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the year ended September 30, 2005, FAM earned fees of $2,910,655, of which $190,370 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended September 30, 2005, FAM reimbursed the Fund in the amount of $9,332.

For the year ended September 30, 2005, the Fund reimbursed FAM $12,478 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2005 were $314,029,045 and $298,838,158, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2005 were as follows:
Series A, 2.70%; Series B, 2.78%; and Series C, 2.76%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended September, 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $271,023 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of .073000 per share on October 28, 2005 to shareholders of record on October 17, 2005.

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:


                                           9/30/2005          9/30/2004

Distributions paid from:
   Tax-exempt income                 $    23,682,185    $    21,481,501
                                     ---------------    ---------------
Total distributions                  $    23,682,185    $    21,481,501
                                     ===============    ===============


As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     3,616,928
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             3,616,928
Capital loss carryforward                                 (18,683,686)*
Unrealized gains--net                                      17,139,977**
                                                        ---------------
Total accumulated earnings--net                         $     2,073,219
                                                        ===============

* On September 30, 2005, the Fund had a net capital loss carryforward of $18,683,686, of which $6,857,897 expires in 2007, $11,519,686 expires in 2008 and $306,103 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
November 9, 2005



Fund Certification (unaudited)


In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Insured Fund II, Inc. during the taxable year ended September 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005



Automatic Dividend Reinvestment Plan (concluded)


In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Officers and Directors

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      175 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000 to
NJ 08543-9011                                 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current positions with MLIM, FAM, Princeton Services and
   Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
   Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**     Director     2002 to  Director, The China Business Group, Inc. since   39 Funds       None
P.O. Box 9095                        present  1996 and Executive Vice President thereof from   59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 61                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to  Professor, Harvard University since 1992;        39 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of            59 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     1999 to  Member of the Committee of Investment of         39 Funds       Kimco
P.O. Box 9095                        present  Employee Benefit Assets of the Association of    59 Portfolios  Realty
Princeton,                                    Financial Professionals ("CIEBA") since 1986;                   Corporation
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 70                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since
                                              1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998, Vice Chairman thereof from 2002
                                              to 2005, and Chairman since 2005; Director,
                                              Montpelier Foundation since 1998 and its Vice
                                              Chairman since 2000; Member of the Investment
                                              Committee of the Woodberry Forest School since
                                              2000; Member of the Investment Committee
                                              of the National Trust for Historic Preservation
                                              since 2000.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New        39 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor         59 Portfolios
Princeton,                                    thereof since 1980; President, Hudson Institute
NJ 08543-9095                                 since 1997 and Trustee thereof since 1980; Dean,
Age: 66                                       Gallatin Division of New York University from
                                              1976 to 1993; Distinguished Fellow, Herman
                                              Kahn Chair, Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983
                                              to 1993.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &  39 Funds       None
P.O. Box 9095                        present  Sisk, P.A. since 1993; President, American Bar   59 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member
NJ 08543-9095                                 of the Board of Governors thereof from 1994 to
Age: 63                                       1997; Shareholder, Poole, Kelly and Ramo, Attorneys
                                              at Law P.C. from 1977 to 1993; Director of ECMC
                                              Group (service provider to students, schools and
                                              lenders) since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico (now
                                              Wells Fargo) from 1975 to 1976; Vice President,
                                              American Law Institute since 2004.


Robert S. Salomon, Jr.  Director     1999 to  Principal of STI Management (investment          39 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of         59 Portfolios
Princeton,                                    Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 68                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Director     1999 to  Chairman of Fernwood Advisors, Inc.              40 Funds       None
P.O. Box 9095                        present  (investment adviser) since 1996; Principal,      60 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 72                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Inc. (telecommunications) since 1998.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board and the Audit Committee.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                       1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIMfrom 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Robert A. DiMella       Vice         1999 to  Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                    to 2002.
NJ 08543-9011
Age: 39


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe Trust Company N.A.
(c/o Computershare Investor
Services)
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIHOLDINGS INSURED FUND II, INC.                           SEPTEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -  Fiscal Year Ending September 30, 2005 - $33,000
                             Fiscal Year Ending September 30, 2004 - $31,500

           (b) Audit-Related Fees -
                             Fiscal Year Ending September 30, 2005 - $3,500 Fiscal Year Ending September 30, 2004 - $3,000

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -    Fiscal Year Ending September 30, 2005 - $5,700
                             Fiscal Year Ending September 30, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2005 - $9,200
               Fiscal Year Ending September 30, 2004 - $8,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha
           Kenneth A. Froot (as of June 1, 2005)
           Joe Grills
           Herbert I. London
           Roberta Cooper Ramo
           Robert S. Salomon, Jr.
           Stephen B. Swensrud

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

   * Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

   * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

   * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

   * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

   * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

   * Routine proposals related to requests regarding the formalities of corporate meetings.

   * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

   * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2005.

           (a)(1) Mr. Robert A. DiMella is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. DiMella has been a portfolio manager with MLIM since 1997, was a Vice President of MLIM from 1997 to 2001, was a Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004, has been a Managing Director of MLIM since 2004 and has 15 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and a Vice President of the Fund since 1999.

           (a)(2) As of September 30, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           Robert A.
           DiMella                   5               1          0              0                 1          0
                       $ 2,831,092,580   $  20,688,424    $     0        $     0     $  20,688,424    $     0


           (iv)   Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3) As of September 30, 2005:

           Portfolio Manager Compensation

           The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

           The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

           Base Salary

           Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

           MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, insured, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

           Cash Bonus

           Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

           Stock Bonus

           A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

           Other Compensation Programs

           Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

           Other Benefits

           Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of September 30,
                  2005, Mr. DiMella does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: November 17, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: November 17, 2005